SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): June 28, 2001


                               PROSOFTTRAINING.COM
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             (Exact name of registrant as specified in its charter)

        Nevada                          000-21535              87-0448639
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                             Identification No.)


3001 Bee Caves Road, Suite 300                                    78746
Austin, Texas
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (512) 328-6140

ITEM 5.  OTHER EVENTS.
         ------------

I.       Rights Plan

         Rights. The Board of Directors of PROSOFTTRAINING.COM (the "Company") has declared a dividend of one common share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The dividend is payable on July 12, 2001 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one share of Common Stock at a price of $16.00 per share of Common Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 27, 2001, as the same may be amended from time to time (the "Rights Agreement"), between the Company and Interwest Transfer Company, Inc., as Rights Agent (the "Rights Agent").

         Detachment  of  Rights.  Until  the  earlier  to  occur  of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of the Summary of Rights in substantially the form of Exhibit B to the Rights Agreement (the "Summary of Rights").

         The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on July 12, 2011 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

         If, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of Common Stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock or Preferred Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

         Common Shares. Shares of Common Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Common Stock will be entitled to dividend payments, when, as and if declared.

         The offer and sale of the Common Stock issuable upon exercise of the Rights will be registered pursuant to the Securities Act of 1933, as amended; such registration will not become effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of common shares or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         Redemption of Rights. At any time prior to the earlier of (i) the Distribution Date or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. At the effective time of such redemption, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement filed herewith as Exhibit 4.1, which is hereby incorporated by reference.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits

         (4) Instruments defining rights of security holders, including indentures:

                  4.1 Rights Agreement dated as of June 27, 2001, between ProsoftTraining.com and Interwest Transfer Company, Inc., which includes the form of Right Certificate as Exhibit A, and the Summary of Rights as Exhibit B.

                  4.2 Form of Right Certificate (included as Exhibit A to the Rights Agreement, which is Exhibit 4.1 hereto). Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the Distribution Date.

                  4.3 Form of Summary of Rights (included as Exhibit B to the Rights Agreement, which is Exhibit 4.1 hereto) that, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights until the Distribution Date.

                  4.4 Specimen of legend to be placed, pursuant to Section 3(c) of the Rights Agreement, on all new Common Share certificates issued after July 12, 2001, and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement, which is Exhibit 4.1 hereto).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   June 28, 2001


                                          PROSOFTTRAINING.COM


                                          By:  /s/ Jeffrey G. Korn
                                             -----------------------------------
                                          Name:  Jeffrey G. Korn
                                               ---------------------------------
                                          Title:  General Counsel
                                                --------------------------------

                                  EXHIBIT INDEX


       Exhibit                          Exhibit Description
         No.

         (4) Instruments defining the rights of security holders, including indentures:


         4.1      Rights   Agreement   dated  as  of  June  27,  2001,   between
                  ProsoftTraining.com and Interwest Transfer Company, Inc., which includes the form of Right Certificate as Exhibit A and the Summary of Rights as Exhibit B.

         4.2 Form of Right Certificate (included as Exhibit A to the Rights Agreement, which is Exhibit 4.1 hereto). Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the Distribution Date.

         4.3 Form of Summary of Rights (included as Exhibit B to the Rights Agreement, which is Exhibit 4.1 hereto) that, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights until the Distribution Date.

         4.4 Specimen of legend to be placed, pursuant to Section 3(c) of the Rights Agreement, on all new Common Share certificates issued after July 12, 2001, and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement, which is Exhibit 4.1 hereto).